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                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                       SUPPLEMENT DATED SEPTEMBER 26, 2008
                      TO PROSPECTUS DATED FEBRUARY 29, 2008

This information supplements the Stock Funds Prospectus of First American Investment Funds, Inc. ("FAIF"), dated February 29, 2008, as previously supplemented March 26, April 1, August 18, and September 19, 2008 (the "Prospectus"). This supplement and the Prospectus constitute a current Prospectus. To request a copy of the Prospectus, please call 800-677-FUND.

The Board of Directors of FAIF has approved the merger of Balanced Fund into Strategy Growth & Income Allocation Fund, a series of First American Strategy Funds, Inc. The merger must be approved by the shareholders of Balanced Fund. It is currently anticipated that proxy materials regarding the mergers will be distributed to shareholders sometime during the fourth quarter of 2008. Until the merger is completed, Balanced Fund will remain open for investment by both current and new shareholders.

                                                                    FAIF-STOCK#6